Exhibit 10.9

The Supplemental Agreement of the Exclusive Call Option Agreement

Zhejiang Mengxiang Consulting Services Co., Ltd.

And

Ye Fen

Ye Fang

Ye Hong

And

Liandu Foreign Languages School

the Kindergarten of Liandu Foreign Languages School

Zhejiang Lishui Mengxiang Education Development Co., Ltd.

November 29, 2018

This Supplemental Agreement of the Exclusive Call Option (hereinafter referred to as this “Supplemental Agreement”) was entered into by the following parties on November 29, 2018:

Party A: Zhejiang Mengxiang Consulting Services Co., Ltd., a wholly foreign-owned enterprise legally incorporated and existing under the laws of PRC; Unified Social Credit Code: 91331100MA2E0B7832; Address: Building 20, No. 99, Xianglong Street, Shuige Industrial Zone (Lijing Ethnic Industrial Zone), Liandu District, Lishui City, Zhejiang Province (hereinafter referred to as “WFOE”).

Party B: Ye Fen, PRC resident; ID card number: 331121197110154403; Address: Room 301, Unit 1, Building 5, Kuocangyuan Community, Lutang Street, Dashuimen Community, Wanxiang Street, Liandu District, Lishui City, Zhejiang Province.

Party C: Ye Fang, PRC resident; ID card number: 332522197402114402; Address：Room 401, Unit 1, Building 5, Kuocangyuan Community, Lutang Street, Dashuimen Community, Wanxiang Street, Liandu District, Lishui City, Zhejiang Province.

Party D: Ye Hong, PRC resident; ID card number:332522197605124408; Address: Room 10-1502, Yueshanju Community, Lvgu Manor, Liandu District, Lishui City, Zhejiang Province.

(The above Party B to D are collectively referred to as “Lishui Mengxiang’s Shareholders”.)

Party E: Zhejiang Lishui Mengxiang Education Development Co., Ltd., Liandu Foreign Languages School, the Kindergarten of Liandu Foreign Languages School.

In this Supplemental Agreement, WFOE, Lishui Mengxiang’s Shareholders, Zhejiang Lishui Mengxiang Education Development Co., Ltd., Liandu Foreign Languages School, and the Kindergarten of Liandu Foreign Languages School are collectively referred to as the “Parties”, or individually referred to as a “Party”.

Considering the Kindergarten of Liandu Foreign Languages School is no longer listed in Domestic Affiliates of the proposed listing, the Parties agree as follows through negotiation:

1. Agree to transfer to Lishui Mengxiang’s Shareholder the 100% of sponsor’s equity interest held by Lishui Mengxiang in the Kindergarten of Liandu Foreign Languages School.

2. The Parties unanimously agree that, from the date hereof, the Kindergarten of Liandu Foreign Languages School shall cease to be a party to the Exclusive Call Option Agreement (the “Original Exclusive Call Option Agreement”) executed by the Parties on October 13, 2018; and the Original Exclusive Call Option Agreement should not be legally binding to the Kindergarten of Liandu Foreign Languages School.

(1) the Clause 1 of “WHEREAS” in the Exclusive Call Option Agreement is revised as follows: Lishui Mengxiang’s Shareholders directly and/or indirectly hold the relevant equity of Domestic Affiliates, including (a) Lishui Mengxiang’s Shareholders hold 100% equity of Lishui Mengxiang; (b) Lishui Mengxiang holds 100% sponsor’s equity interest of Liandu Foreign Languages School.

(2) The Kindergarten of Liandu Foreign Languages School shall be deleted from the Annex I of the Original Exclusive Call Option Agreement.

3. The Parties agree that the Original Exclusive Call Option Agreement shall continue to be valid for all Parties except the Kindergarten of Liandu Foreign Languages School.

4. This Supplemental Agreement shall take effect immediately upon being executed by the Parties. This Supplemental Agreement shall be a part of the Original Exclusive Call Option Agreement. In case of any inconsistency between the Original Exclusive Call Option Agreement and this Supplemental Agreement, this Supplemental Agreement shall prevail.

5. The governing law and dispute resolution clauses of this Supplemental Agreement are the same as the Original Exclusive Call Option Agreement.

6. This Supplemental Agreement is drafted in Chinese language in seven counterparts, each of which shall be held each Party to this Agreement and has the same legal effect.

(Signature Page Follows)

(This page is the Signature Page one (1) of the Supplemental Agreement of the Exclusive Call Option Agreement, and is left blank intentionally.)

Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/

The Kindergarten of Liandu Foreign Languages School (seal)

Signature of legal representative/authorized representative:

/s/
Zhejiang Lishui Mengxiang Education Development Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

(This page is the Signature Page two (2) of the Supplemental Agreement of the Exclusive Call Option Agreement, and is left blank intentionally.)

Zhejiang Mengxiang Consulting Service Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/

Ye Fen

/s/

Ye Fang

/s/

Ye Hong

/s/